UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2018

Commission File Number of Issuing Entity: 333-185503-01

Central Index Key Number of Issuing Entity: 0001562914

AMERICAN EXPRESS ISSUANCE TRUST II

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number

of Depositor/Registrant:

333-185503

Central Index Key Number

of Depositor/Registrant:

0001562918

AMERICAN EXPRESS RECEIVABLES

FINANCING CORPORATION VIII LLC

(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	46-0795019
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

200 Vesey Street

30th Floor, Room 505A

New York, New York 10285

(212) 640-2000

(Address, Including Zip Code, and Telephone Number, Including Area Code,

of the Registrant’s Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number

of Sponsor:

0001135317

AMERICAN EXPRESS TRAVEL RELATED

SERVICES COMPANY, INC.

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On April 1, 2018, (i) the conversion of American Express Centurion Bank (“Centurion”) into a national banking association, American Express National Bank (“AENB”), and (ii) the merger of American Express Bank, FSB (“FSB”) with and into AENB (collectively, the “Conversion and Merger”), were completed.

On April 1, 2018, in connection with the Conversion and Merger, (i) the Amended and Restated Receivables Purchase Agreement, dated as of July 29, 2016, between Centurion and American Express Travel Related Services Company, Inc. (“TRS”) and (ii) the Amended and Restated Receivables Purchase Agreement, dated as of July 29, 2016, between FSB and TRS, each relating to the American Express Issuance Trust II (the “Trust”), were amended and restated by the Amended and Restated Receivables Purchase Agreement, dated as of April 1, 2018, between AENB and TRS. The Amended and Restated Receivables Purchase Agreement is attached hereto as Exhibit 4.1.

On April 1, 2018, in connection with the Conversion and Merger, the Amended and Restated Receivables Purchase Agreement, dated as of July 29, 2016, relating to the Trust was amended and restated by the Second Amended and Restated Receivables Purchase Agreement, dated as of April 1, 2018, between TRS and American Express Receivables Financing Corporation VIII LLC (“RFC VIII”). The Amended and Restated Receivables Purchase Agreement is attached hereto as Exhibit 4.2.

On April 1, 2018, in connection with the Conversion and Merger, the Second Amended and Restated Transfer Agreement, dated as of July 29, 2016, relating to the Trust was amended and restated by the Third Amended and Restated Transfer Agreement, dated as of April 1, 2018, among RFC VIII, the Trust and The Bank of New York Mellon (“BONYM”). The Third Amended and Restated Transfer Agreement is attached hereto as Exhibit 4.3.

On April 1, 2018, in connection with the Conversion and Merger, the Second Amended and Restated Servicing Agreement, dated as of July 29, 2016, relating to the Trust was amended and restated by the Third Amended and Restated Servicing Agreement, dated as of April 1, 2018, among RFC VIII, TRS, the Trust and BONYM. The Third Amended and Restated Servicing Agreement is attached hereto as Exhibit 4.4.

On April 1, 2018, in connection with the Conversion and Merger, the Second Amended and Restated Indenture, dated as of July 29, 2016, relating to the Trust was amended and restated by the Third Amended and Restated Indenture, dated as of April 1, 2018, between the Trust and BONYM. The Third Amended and Restated Indenture is attached hereto as Exhibit 4.5.

On April 1, 2018, in connection with the Conversion and Merger, the Amended and Restated Supplemental Servicing Agreement, dated as of March 12, 2013, relating to the Trust was amended and restated by the Second Amended and Restated Supplemental Servicing Agreement, dated as of April 1, 2018, among TRS, AENB and RFC VIII. The

Second Amended and Restated Supplemental Servicing Agreement is attached hereto as Exhibit 4.6.

On April 1, 2018, in connection with the Conversion and Merger, the Defaulted Receivables Supplemental Servicing Agreement, dated as of March 12, 2013, relating to the Trust was amended and restated by the Amended and Restated Defaulted Receivables Supplemental Servicing Agreement, dated as of April 1, 2018, among TRS, AENB and RFC VIII. The Amended and Restated Defaulted Receivables Supplemental Servicing Agreement is attached hereto as Exhibit 4.7.

On April 1, 2018, in connection with the Conversion and Merger, the Seller Agreement, dated as of October 2, 2012, relating to the Trust was amended and restated by the Amended and Restated Seller Agreement, dated as of April 1, 2018, among AENB, TRS and RFC VIII. The Amended and Restated Seller Agreement is attached hereto as Exhibit 4.8.

On April 1, 2018, in connection with the Conversion and Merger, the Asset Representations Review Agreement, dated as of July 29, 2016, relating to the Trust was amended and restated by the Amended and Restated Asset Representations Review Agreement, dated as of April 1, 2018, among RFC VIII, TRS and Clayton Fixed Income Services LLC (“Clayton”). The Amended and Restated Asset Representations Review Agreement is attached hereto as Exhibit 10.1.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4 and Exhibit 10.

Exhibit 4.1	Amended and Restated Receivables Purchase Agreement, dated as of April 1, 2018, between AENB and TRS.

Exhibit 4.2	Second Amended and Restated Receivables Purchase Agreement, dated as of April 1, 2018, between TRS and RFC VIII.

Exhibit 4.3	Third Amended and Restated Transfer Agreement, dated as of April 1, 2018, among RFC VIII, the Trust and BONYM.

Exhibit 4.4	Third Amended and Restated Servicing Agreement, dated as of April 1, 2018, among RFC VIII, TRS, the Trust and BONYM.

Exhibit 4.5	Third Amended and Restated Indenture, dated as of April 1, 2018, between the Trust and BONYM.

Exhibit 4.6	Second Amended and Restated Supplemental Servicing Agreement, dated as of April 1, 2018, among TRS, AENB and RFC VIII.

Exhibit 4.7	Amended and Restated Defaulted Receivables Supplemental Servicing Agreement, dated as of April 1, 2018, among TRS, AENB and RFC VIII.

Exhibit 4.8	Amended and Restated Seller Agreement, dated as of April 1, 2018, among AENB, TRS and RFC VIII.

Exhibit 10.1	Amended and Restated Asset Representations Review Agreement, dated as of April 1, 2018, among RFC VIII, TRS and Clayton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation VIII LLC, as Depositor of the Trust

By:	/s/ David J. Hoberman
Name:	David J. Hoberman
Title:	President

Date: April 4, 2018